PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EDT

ENTEGRIS REPORTS RESULTS FOR THIRD QUARTER OF 2021

•Third-quarter revenue of $579 million, increased 20% from prior year
•Third-quarter GAAP diluted EPS of $0.86, increased 48%
•Third-quarter non-GAAP diluted EPS of $0.92, increased 37%

BILLERICA, Mass., October 26, 2021 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s third quarter ended October 2, 2021.
Third-quarter sales were $579.5 million, an increase of 20% from the same quarter last year. Third-quarter GAAP net income was $117.5 million, or $0.86 per diluted share, which included $11.8 million of amortization of intangible assets and $1.3 million of integration costs. Non-GAAP net income was $125.4 million for the third quarter and non-GAAP earnings per diluted share was $0.92.
Bertrand Loy, Entegris’ president and chief executive officer, said: “In the third quarter, we continued to deliver on our growth strategy in a very dynamic supply chain environment. I am proud that we have been able to achieve over 23 percent organic sales growth year-to-date.”

Mr. Loy added: “While we expect some of the supply chain issues to linger, the record demand for our solution set continues and we are maintaining our outlook for the full year 2021. Looking further ahead, we have a high degree of conviction in our growth prospects, driven by positive secular trends in the semiconductor market and the accelerating pace of transition to more complex device architectures. We believe this is uniquely favorable to our company, because the capabilities we have built around process materials and materials purity will be indispensable enablers of these new chip architectures and will translate into a steadily expanding Entegris content per wafer.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	October 2, 2021	September 26, 2020	July 3, 2021
Net sales	$579,493	$480,987	$571,352
Operating income	$139,357	$106,761	$138,889
Operating margin - as a % of net sales	24.0%	22.2%	24.3%
Net income	$117,461	$79,303	$88,770
Diluted earnings per common share	$0.86	$0.58	$0.65
Non-GAAP Results
Non-GAAP adjusted operating income	$152,696	$121,612	$151,603
Non-GAAP adjusted operating margin - as a % of net sales	26.3%	25.3%	26.5%
Non-GAAP net income	$125,383	$91,460	$116,711
Diluted non-GAAP earnings per common share	$0.92	$0.67	$0.85

Fourth-Quarter Outlook
For the fourth quarter ending December 31, 2021, the Company expects sales of $580 million to $600 million, net income of $109 million to $116 million and diluted earnings per common share between $0.80 and $0.85. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.87 to $0.92, reflecting net income on a non-GAAP basis in the range of $119 million to $126 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, and safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC offers solutions to filter and purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport and deliver critical liquid chemistries, wafers and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.

Third-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the third quarter on Tuesday, October 26, 2021, at 9:00 a.m. Eastern Time. Participants should dial 800-437-2398 or +1 323-289-6576, referencing confirmation code 9127390. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 9127390.

The call can also be accessed live and on-demand from the Entegris website. Go to https://investor.entegris.com/events-and-presentations and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the third quarter will be posted on the Investor Relations section of www.entegris.com Tuesday morning before the call.

Entegris, Inc. - page 2 of 14

About Entegris
Entegris is a world-class supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, adjusted gross profit, adjusted segment profit, adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to the impact of the COVID-19 pandemic on the Company’s operations and markets, including supply chain issues related thereto; future period guidance; future sales, net income, diluted earnings per common share, non-GAAP diluted earnings per share, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the development of new products and the success of their introductions; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; raw material shortages, supply and labor constraints and price increases; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to foreign and national security policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional
Entegris, Inc. - page 3 of 14

information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on February 5, 2021, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information contained herein, which speak as of their respective dates.

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	October 2, 2021	September 26, 2020	July 3, 2021
Net sales	$579,493	$480,987	$571,352
Cost of sales	315,289	254,987	305,968
Gross profit	264,204	226,000	265,384
Selling, general and administrative expenses	71,032	71,195	72,621
Engineering, research and development expenses	41,972	36,295	41,972
Amortization of intangible assets	11,843	11,749	11,902
Operating income	139,357	106,761	138,889
Interest expense, net	9,339	12,651	10,643
Other expense (income), net	1,917	(1,752)	23,560
Income before income tax expense	128,101	95,862	104,686
Income tax expense	10,640	16,559	15,916
Net income	$117,461	$79,303	$88,770

Basic earnings per common share:	$0.87	$0.59	$0.66
Diluted earnings per common share:	$0.86	$0.58	$0.65

Weighted average shares outstanding:
Basic	135,583	134,957	135,498
Diluted	136,631	136,252	136,533

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Nine months ended
	October 2, 2021	September 26, 2020
Net sales	$1,663,689	$1,341,719
Cost of sales	899,115	722,869
Gross profit	764,574	618,850
Selling, general and administrative expenses	215,042	196,958
Engineering, research and development expenses	121,692	98,499
Amortization of intangible assets	35,616	41,176
Operating income	392,224	282,217
Interest expense, net	31,563	35,681
Other expense (income), net	29,807	(1,351)
Income before income tax expense	330,854	247,887
Income tax expense	39,947	39,542
Net income	$290,907	$208,345

Basic earnings per common share:	$2.15	$1.55
Diluted earnings per common share:	$2.13	$1.53

Weighted average shares outstanding:
Basic	135,383	134,801
Diluted	136,556	136,209

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	October 2, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$475,752	$580,893
Trade accounts and notes receivable, net	315,073	264,392
Inventories, net	429,016	323,944
Deferred tax charges and refundable income taxes	21,760	21,136
Other current assets	34,104	43,892
Total current assets	1,275,705	1,234,257
Property, plant and equipment, net	597,630	525,367
Other assets:
Right-of-use assets	56,990	45,924
Goodwill	749,933	748,037
Intangible assets, net	302,487	337,632
Deferred tax assets and other noncurrent tax assets	17,565	14,519
Other	11,965	11,960
Total assets	$3,012,275	$2,917,696
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$120,611	$81,618
Accrued liabilities	181,813	177,012
Income tax payable	6,989	43,996
Total current liabilities	309,413	302,626
Long-term debt, excluding current maturities	936,704	1,085,783
Long-term lease liability	52,486	39,730
Other liabilities	102,892	110,063
Shareholders’ equity	1,610,780	1,379,494
Total liabilities and equity	$3,012,275	$2,917,696

Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	October 2, 2021	September 26, 2020	October 2, 2021	September 26, 2020
Operating activities:
Net income	$117,461	$79,303	$290,907	$208,345
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	22,841	20,777	67,510	62,064
Amortization	11,843	11,749	35,616	41,176
Stock-based compensation expense	7,467	5,903	22,124	16,552
Loss on extinguishment of debt and modification	—	908	23,338	2,378
Other	(1,773)	19,302	(1,976)	30,727
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(5,127)	(23,280)	(53,358)	(65,367)
Inventories	(45,464)	1,084	(115,187)	(54,278)
Accounts payable and accrued liabilities	52,924	4,433	37,577	10,076
Income taxes payable, refundable income taxes and noncurrent taxes payable	(8,833)	(16,407)	(35,275)	(11,995)
Other	(1,835)	(2,540)	13,198	2,978
Net cash provided by operating activities	149,504	101,232	284,474	242,656
Investing activities:
Acquisition of property and equipment	(48,885)	(32,687)	(133,986)	(79,560)
Acquisition of business, net of cash acquired	—	(35,500)	(2,250)	(111,145)
Other	4,326	54	4,416	265
Net cash used in investing activities	(44,559)	(68,133)	(131,820)	(190,440)
Financing activities:
Proceeds from revolving credit facility and long-term debt	—	—	451,000	617,000
Payments of revolving credit facility and long-term debt	—	(100,000)	(601,000)	(468,000)
Payments for debt extinguishment costs	—	—	(19,080)	—
Payments for dividends	(10,853)	(10,794)	(32,650)	(32,446)
Issuance of common stock	1,055	3,150	17,872	4,899
Taxes paid related to net share settlement of equity awards	(275)	(11,836)	(15,368)	(24,556)
Repurchase and retirement of common stock	(20,000)	—	(50,000)	(29,564)
Deferred acquisition payments	—	—	—	(16,125)
Other	(486)	(1)	(5,287)	(6,856)
Net cash (used in) provided by financing activities	(30,559)	(119,481)	(254,513)	44,352
Effect of exchange rate changes on cash and cash equivalents	333	1,687	(3,282)	(507)
Increase (decrease) in cash and cash equivalents	74,719	(84,695)	(105,141)	96,061
Cash and cash equivalents at beginning of period	401,033	532,667	580,893	351,911
Cash and cash equivalents at end of period	$475,752	$447,972	$475,752	$447,972

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Net sales	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
Specialty Chemicals and Engineered Materials	$176,380	$150,480	$180,366	$523,287	$440,907
Microcontamination Control	225,877	193,541	227,521	660,497	536,560
Advanced Materials Handling	186,200	144,370	172,502	507,243	386,941
Inter-segment elimination	(8,964)	(7,404)	(9,037)	(27,338)	(22,689)
Total net sales	$579,493	$480,987	$571,352	$1,663,689	$1,341,719

	Three months ended			Nine months ended
Segment profit	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
Specialty Chemicals and Engineered Materials	$41,091	$32,600	$44,945	$120,592	$98,208
Microcontamination Control	78,399	64,915	78,132	227,097	177,219
Advanced Materials Handling	40,503	33,266	42,093	114,691	76,707
Total segment profit	159,993	130,781	165,170	462,380	352,134
Amortization of intangibles	11,843	11,749	11,902	35,616	41,176
Unallocated expenses	8,793	12,271	14,379	34,540	28,741
Total operating income	$139,357	$106,761	$138,889	$392,224	$282,217

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
Net sales	$579,493	$480,987	$571,352	$1,663,689	$1,341,719
Gross profit-GAAP	$264,204	$226,000	$265,384	$764,574	$618,850
Adjustments to gross profit:
Integration costs	—	—	—	—	(1,557)
Severance and restructuring costs	—	—	—	—	465
Charge for fair value mark-up of acquired inventory sold	—	229	—	—	590
Adjusted gross profit	$264,204	$226,229	$265,384	$764,574	$618,348

Gross margin - as a % of net sales	45.6%	47.0%	46.4%	46.0%	46.1%
Adjusted gross margin - as a % of net sales	45.6%	47.0%	46.4%	46.0%	46.1%

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Segment profit-GAAP	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
Specialty Chemicals and Engineered Materials (SCEM)	$41,091	$32,600	$44,945	$120,592	$98,208
Microcontamination Control (MC)	78,399	64,915	78,132	227,097	177,219
Advanced Materials Handling (AMH)	40,503	33,266	42,093	114,691	76,707
Total segment profit	159,993	130,781	165,170	462,380	352,134
Amortization of intangible assets	11,843	11,749	11,902	35,616	41,176
Unallocated expenses	8,793	12,271	14,379	34,540	28,741
Total operating income	$139,357	$106,761	$138,889	$392,224	$282,217

	Three months ended			Nine months ended
Adjusted segment profit	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
SCEM segment profit	$41,091	$32,600	$44,945	$120,592	$98,208
Integration costs	—	—	—	—	(1,557)
Severance and restructuring costs	69	277	51	167	906
Charge for fair value write-up of acquired inventory sold	—	—	—	—	235
SCEM adjusted segment profit	$41,160	$32,877	$44,996	$120,759	$97,792

MC segment profit	$78,399	$64,915	$78,132	$227,097	$177,219
Severance and restructuring costs	75	301	55	181	985
Charge for fair value write-up of acquired inventory sold	—	—	—	—	126
MC adjusted segment profit	$78,474	$65,216	$78,187	$227,278	$178,330

AMH segment profit	$40,503	$33,266	$42,093	$114,691	$76,707
Severance and restructuring costs	52	213	38	127	1,162
Charge for fair value write-up of acquired inventory sold	—	229	—	—	229
AMH adjusted segment profit	$40,555	$33,708	$42,131	$114,818	$78,098

Unallocated general and administrative expenses	$8,793	$12,271	$14,379	$34,540	$28,741
Unallocated deal and integration costs	(1,290)	(1,902)	(632)	(3,966)	(5,796)
Unallocated severance and restructuring costs	(10)	(180)	(36)	(54)	(810)
Adjusted unallocated general and administrative expenses	$7,493	$10,189	$13,711	$30,520	$22,135

Total adjusted segment profit	$160,189	$131,801	$165,314	$462,855	$354,220
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	7,493	10,189	13,711	30,520	22,135
Total adjusted operating income	$152,696	$121,612	$151,603	$432,335	$332,085

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
Net sales	$579,493	$480,987	$571,352	$1,663,689	$1,341,719
Net income	$117,461	$79,303	$88,770	$290,907	$208,345
Net income - as a % of net sales	20.3%	16.5%	15.5%	17.5%	15.5%
Adjustments to net income:
Income tax expense	10,640	16,559	15,916	39,947	39,542
Interest expense, net	9,339	12,651	10,643	31,563	35,681
Other expense (income), net	1,917	(1,752)	23,560	29,807	(1,351)
GAAP - Operating income	139,357	106,761	138,889	392,224	282,217
Operating margin - as a % of net sales	24.0%	22.2%	24.3%	23.6%	21.0%
Charge for fair value write-up of acquired inventory sold	—	229	—	—	590
Deal and transaction costs	—	642	—	—	2,576
Integration costs	1,290	1,260	632	3,966	1,663
Severance and restructuring costs	206	971	180	529	3,863
Amortization of intangible assets	11,843	11,749	11,902	35,616	41,176
Adjusted operating income	152,696	121,612	151,603	432,335	332,085
Adjusted operating margin - as a % of net sales	26.3%	25.3%	26.5%	26.0%	24.8%
Depreciation	22,841	20,777	22,574	67,510	62,064
Adjusted EBITDA	$175,537	$142,389	$174,177	$499,845	$394,149
Adjusted EBITDA - as a % of net sales	30.3%	29.6%	30.5%	30.0%	29.4%

Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Nine months ended
	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
GAAP net income	$117,461	$79,303	$88,770	$290,907	$208,345
Adjustments to net income:
Charge for fair value write-up of inventory acquired	—	229	—	—	590
Deal and transaction costs	—	642	—	—	2,576
Integration costs	1,290	1,260	632	3,966	1,663
Severance and restructuring costs	206	971	180	529	3,863
Loss on extinguishment of debt and modification	—	908	23,338	23,338	2,378
Amortization of intangible assets	11,843	11,749	11,902	35,616	41,176
Tax effect of adjustments to net income and discrete items[1]	(5,417)	(3,602)	(8,111)	(16,749)	(11,979)
Non-GAAP net income	$125,383	$91,460	$116,711	$337,607	$248,612

Diluted earnings per common share	$0.86	$0.58	$0.65	$2.13	$1.53
Effect of adjustments to net income	$0.06	$0.09	$0.20	$0.34	$0.30
Diluted non-GAAP earnings per common share	$0.92	$0.67	$0.85	$2.47	$1.83
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.
Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

Fourth-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	December 31, 2021
GAAP net income	$109 - $116
Adjustments to net income:
Restructuring and integration costs	2
Amortization of intangible assets	10
Income tax effect	(2)
Non-GAAP net income	$119 - $126

Fourth-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	December 31, 2021
Diluted earnings per common share	$0.80 - $0.85
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.08
Income tax effect	(0.02)
Diluted non-GAAP earnings per common share	$0.87 - $0.92

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Entegris, Inc. - page 14 of 14